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                                  Exhibit 10.6

               Change in Control Agreement between Nicoline Evans
                  and Security Savings Association of Hazleton


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Exhibit 10.6

         Ms. Evans' Change in Control Agreement is the same as the Change in Control Agreement in Exhibit 10.5, which is incorporated herein by reference, except as to the name of the signatory, which is Nicoline Evans.